Filed pursuant to Rule 497(e)
Registration No. 333-129930

INDEX FUNDS

Giant 5 Total Investment System
Giant 5 Total Index System
Investor Shares
Institutional Shares

Supplement dated February 27, 2015 to the Prospectus and Statement of Additional Information
each dated July 29, 2014, as further supplemented from time to time

As of the date of this supplement, February 27, 2015, the Board of Trustees Index Funds has voted to cease operations of the Giant 5 Total Investment System and the Giant 5 Total Index System (the “Funds”) and to liquidate both Funds, due in part to the assessment of the Funds’ investment adviser of the Funds’ investment performance and prospects. The effective date of the Funds’ closure will be March 30, 2015 (the “Effective Date”).

The Funds are no longer accepting purchase orders for shares. Shareholders of each Fund may redeem Fund shares at any time prior to the Effective Date. Procedures for redeeming your account are included in each Fund’s prospectus. Any Fund shareholders who have not redeemed their shares prior to the Effective Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

This supplement should be retained with your Prospectus for future reference.